Redeemable Noncontrolling Interests (Tables)	12 Months Ended
Dec. 31, 2014
Temporary Equity Disclosure [Abstract]
Summary of Redeemable Noncontrolling Interest
	2012		2013		2014
	RMB		RMB		RMB	US$
	(In thousands)
Balance as of January 1		935,978		1,033,283	—	—
Business combination		100,101		—	—	—
Net losses		(55,804)		(61,857)	—	—
Other comprehensive losses		(690)		(55,420)	—	—
Exercise of share-based awards		—		464	—	—
Share-based compensation		5,566		11,259	—	—
Issuance of subsidiary shares (1)		25,989		51,368	1,841,819	296,845
Accretion of redeemable noncontrolling interests (1)		22,143		31,799	52,683	8,493
Acquisition of subsidiaries’ redeemable shares from noncontrolling shareholders		—		(121,962)	—	—
Reclassification of redeemable noncontrolling interests		—		(888,934)	—	—

Balance as of December 31		1,033,283		—	1,894,502	305,338

(1)

On November 14, 2014, Qiyi completed a round of preferred shares financing. The new preferred shareholders acquired 13.42% of the then outstanding equity interest of Qiyi for a total consideration of US$300 million. The newly issued preferred shares could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of Qiyi and are accounted for as redeemable noncontrolling interests. The Company accounts for the accrete changes in the redemption value in accordance with ASC topic 480 (“ASC 480”), Distinguishing Liabilities from Equity. The Company elects to use the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.